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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2003
                                                          --------------


                           IMAGE SENSING SYSTEMS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                                    ---------
                 (State or Other Jurisdiction of Incorporation)


           0-26056                                        41-1519168
           -------                                        ----------
   (Commission file number)                  (IRS Employer Identification No.)


    500 Spruce Tree Centre, 1600 University Avenue, St. Paul, Minnesota 55104
    -------------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (651) 603-7700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE.

         Reference is made to the registrant's press release, dated April 23, 2003, which is included herewith as Exhibit 99.1. The attached exhibit is furnished pursuant to Item 12 on Form 8-K.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMAGE SENSING SYSTEMS, INC.


                                           By: /s/ James Murdakes
                                               -----------------------
                                               James Murdakes
                                               Chief Executive Officer

Dated:  April 23, 2003.


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                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Press release, dated April 23, 2003


















































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